UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)    []

If an emerging growth company, indicate by check mark if the registrant has elected not to us the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    []

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2017, the shareholders of ePlus inc. (the "Company") approved the ePlus inc. 2017 Non-Employee Director Long-Term Incentive Plan (the "Plan") at the Company's annual meeting of shareholders (the "Annual Meeting"). The Company's shareholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The Plan was previously adopted by the Company's Board of Directors on July 24, 2017, subject to shareholder approval.

The Plan replaces the ePlus inc. 2008 Non-Employee Director Long-Term Incentive Plan, as approved by the Company's stockholders on September 15, 2008. The material terms of the Plan were described in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on July 26, 2017, under the caption "Proposal 5 - Approval of the 2017 Non-Employee Director Long-Term Incentive Plan" (the "Proxy Statement"). The Plan authorizes the grants of equity incentive awards in the form of restricted stock to the Company's non-employee Board members as more fully described in the Company's Proxy Statement.

The above description of the Plan does not purport to be complete, and is qualified in its entirety by the full text of the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of ePlus inc. was held on September 12, 2017.  There were present, in person or by proxy, holders of 13,016,938 shares of our common stock, or 91.88% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Withheld	Broker Non-Vote
Phillip G. Norton	11,728,178	460,302	828,458
Bruce M. Bowen	11,679,828	508,652	828,458
C. Thomas Faulders	9,562,804	2,625,676	828,458
Terrence O'Donnell	9,880,800	2,307,680	828,458
Lawrence S. Herman	11,250,753	937,727	828,458
Ira A. Hunt	9,986,813	2,201,667	828,458
John E. Callies	9,935,259	2,253,221	828,458
Eric D. Hovde	9,794,551	2,393,929	828,458

Each nominee was elected a director of ePlus inc.

2.  The advisory vote on the compensation of our named executive officers, as disclosed in our proxy statement (included as Proposal 2 in the proxy statement), was approved by the following vote:

For:	9,008,990
Against:	3,154,992
Abstain:	24,498
Broker non-votes:	828,458

3.  The Company's stockholders indicated their preference, in an advisory vote, that the advisory vote on the compensation of the Company's named executive officers be held once every calendar year.  The results of the vote were as follows:

1 Year:	9,407,344
2 Years:	5,812
3 Years:	2,759,799
Abstain:	15,525
Non-votes:	828,458

4.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2018 (included as Proposal 4 in the proxy statement).  The proposal was approved by a vote of shareholders as follows:

For:	12,661,994
Against:	348,248
Abstain:	6,696
Broker non-votes:	0

5.  Approval of the 2017 Non-Employee Director Long-Term Incentive Plan (included as Annex A in the proxy statement).  The proposal was approved by the following vote:

For:	11,881,749
Against:	292,301
Abstain:	14,430
Broker non-votes:	828,458

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report.

Exhibit No.	Description

10.1	2017 Non-Employee Director Long-Term Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 14, 2017